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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  Each of the undersigned, being a director and/or officer of Southern National Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of United Carolina Bancshares Corporation, a North Carolina corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

  This Power of Attorney has been signed by the following persons in the capacities indicated on December 17, 1996.

/s/ John A. Allison IV                    /s/ Scott E. Reed
-------------------------------------     -------------------------------------
Name:  John A. Allison IV                 Name:  Scott E. Reed
Title: Chairman of the Board and          Title: Senior Executive Vice
       Chief Executive Officer                   President and Chief Financial
       (principal executive officer)             Officer (principal financial
                                                 officer)

/s/ Sherry A. Kellett                     /s/ Paul B. Barringer
-------------------------------------     -------------------------------------
Name:  Sherry A. Kellett                  Name:  Paul B. Barringer
Title: Executive Vice President and       Title: Director
       Controller (principal
       accounting officer)

/s/ W.R. Cuthbertson, Jr.                 /s/ Ronald E. Deal
-------------------------------------     -------------------------------------
Name:  W.R. Cuthbertson, Jr.              Name:  Ronald E. Deal
Title: Director                           Title: Director

/s/ A. J. Dooley, Sr.                     /s/ Joe J. Dudley, Sr.
-------------------------------------     -------------------------------------
Name:  A. J. Dooley, Sr.                  Name:  Joe J. Dudley, Sr.
Title: Director                           Title: Director

/s/ Tom D. Efird                          /s/ O. William Fenn, Jr.
-------------------------------------     -------------------------------------
Name:  Tom D. Efird                       Name:  O. William Fenn, Jr.
Title: Director                           Title: Director


/s/ Paul S. Goldsmith
-------------------------------------     -------------------------------------
Name:  Paul S. Goldsmith                  Name:  L. Vincent Hackley
Title: Director                           Title: Director

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/s/ Paul S. Goldsmith
----------------------------------------
NAME: PAUL S. GOLDSMITH                   -------------------------------------
TITLE:DIRECTOR                              NAME L. VINCENT HACKLEY
                                            TITLE:DIRECTOR


/s/ Ernest F. Hardee
----------------------------------------    /s/ Richard Janeway, M.D.
NAME: ERNEST F. HARDEE                    -------------------------------------
TITLE: DIRECTOR                             NAME: RICHARD JANEWAY, M.D.
                                            TITLE: DIRECTOR


----------------------------------------
NAME: J. ERNEST LATHEM, M.D.                /s/ James H. Maynard
TITLE: DIRECTOR                           -------------------------------------
                                            NAME: JAMES H. MAYNARD

                                            TITLE: DIRECTOR

/s/ Joseph A. McAleer, Jr.
----------------------------------------    /s/ Albert O. McCauley
NAME: JOSEPH A. MCALEER, JR.              -------------------------------------
TITLE:DIRECTOR                              NAME: ALBERT O. MCCAULEY
                                            TITLE:DIRECTOR


/s/ Dickson McLean, Jr.
----------------------------------------    /s/ Charles E. Nichols
NAME: DICKSON MCLEAN, JR.                 -------------------------------------
TITLE:DIRECTOR                              NAME: CHARLES E. NICHOLS
                                            TITLE:DIRECTOR


/s/ L. Glenn Orr, Jr.
----------------------------------------    /s/ A. Winniett Peters
NAME: L. GLENN ORR, JR.                   -------------------------------------
TITLE:DIRECTOR                              NAME: A. WINNIETT PETERS
                                            TITLE:DIRECTOR


----------------------------------------    /s/ C. Edward Pleasants, Jr.
NAME: RICHARD L. PLAYER, JR.              -------------------------------------
TITLE:DIRECTOR                              NAME: C. EDWARD PLEASANTS, JR.
                                            TITLE:DIRECTOR


/s/ Nido R. Qubein
----------------------------------------
NAME: NIDO R. QUBEIN
TITLE:DIRECTOR                            -------------------------------------
                                            NAME: A. TAB WILLIAMS, JR.
                                            TITLE:DIRECTOR

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